REPLACEMENT PROMISSORY NOTE

                            Revolving Line of Credit
                                  Variable Rate

                                 March 14, 2000


Borrowers:  Merit  Medical  Systems,  Inc.,  Merit  Holdings,  Inc.,  and Sentir
            Semiconductor, Inc.

Lender: Zions First National Bank

Amount: $35,000,000.00

Maturity: July 31, 2006


         For value received, Borrowers promise to pay to the order of Lender at its Commercial Banking Department in Salt Lake City, Utah, the sum of thirty-five million dollars ($35,000,000.00) or such other principal balance as may be outstanding hereunder in lawful money of the United States with interest thereon calculated and payable as provided herein.

         This Replacement Promissory Note shall be a revolving line of credit under which Borrowers may repeatedly draw and repay funds, so long as no default has occurred hereunder or under the Amended and Restated Loan Agreement dated August 11, 1999, between Lender and Borrowers (as amended or otherwise modified from time to time, the "Loan Agreement") and so long as the aggregate, outstanding principal balance at any time does not exceed the Reducing Available Borrowing Base (as defined in the Loan Agreement). Disbursements under this Replacement Promissory Note shall be made in accordance with the Loan Agreement.

         In connection with each request for an advance under this Replacement Promissory Note, the applicable Borrower shall specify whether the advance shall bear interest based on the Prime Rate (as defined below) or the LIBOR Rate (as defined below) and, if the LIBOR Rate is selected, the applicable Interest Period (as defined below). The specification made by such Borrower may not be changed without consent of Lender. If no specification is made by such Borrower, the advance shall bear interest based on the Prime Rate.

         Interest on advances based on the Prime Rate shall be calculated as follows:

         1. Interest shall be at a variable rate computed on the basis of a three hundred sixty (360) day year as follows: the Prime Rate of Lender from time to time in effect plus the Prime Rate Performance Percent (as defined below) per annum, adjusted as of the date of any change in the Prime Rate.

         2. The Prime Rate Performance Percent shall be determined as follows:



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

                           (a) If the  Performance  Pricing Ratio (as defined in
                  the Loan Agreement) is equal to or greater than three to one (3.0:1), the Prime Rate Performance Percent will be zero (0).

                           (b) If the  Performance  Pricing Ratio is equal to or
                  greater than two to one (2.0:1) but less than three to one (3.0:1), the Prime Rate Performance Percent will be minus fifteen-hundredths (-.15).

                           (c) If the Performance Pricing Ratio is less than two
                  to one (2.0:1), the Prime Rate Performance Percent will be minus thirty-five hundredths (-.35).

                           The  Prime   Rate   Performance   Percent   shall  be
                  determined based upon the most recent quarterly or annual financial statements of Borrowers provided pursuant to the Loan Agreement and shall be adjusted as of the first day of the month following the month in which Borrowers are required to deliver such reports to Lender pursuant to the Loan Agreement.

         3. Prime Rate means an index which is determined daily by the published commercial loan variable rate index held by any two of the following banks: Chase Manhattan Bank, Wells Fargo Bank
                  N. A., and Bank of America N. T. & S. A. In the event no two of the above banks have the same published rate, the bank having the median rate will establish Lender's Prime Rate. If, for any reason beyond the control of Lender, any of the aforementioned banks becomes unacceptable as a reference for the purpose of determining the Prime Rate used herein, Lender may, five days after posting notice in Lender's bank offices, substitute another comparable bank for the one determined unacceptable. As used in this paragraph, "comparable bank"
                  shall mean one of the ten largest commercial banks headquartered in the United States of America. This definition of Prime Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the variable interest rate used herein. It is not the lowest rate at which Lender may make loans to any of its customers, either now or in the future.

         Interest on advances based on the LIBOR Rate shall be calculated as follows:

         1. Interest shall be at a rate computed on the basis of a three hundred sixty (360) day year equal to the LIBOR Rate of Lender for the applicable Interest Period plus the LIBOR Rate Performance Percent (as defined below).

         2. The LIBOR Rate Performance Percent shall be determined as follows:

                           (a) If the  Performance  Pricing Ratio (as defined in
                  the Loan Agreement) is equal to or greater than three to one (3.0:1), the LIBOR Rate Performance Percent will be one and sixty-five hundredths (1.65).

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

                           (b) If the  Performance  Pricing Ratio is equal to or
                  greater than two to one (2.0:1) but less than three to one (3.0:1), the LIBOR Rate Performance Percent will be one and five-tenths (1.50).

                           (c) If the Performance Pricing Ratio is less than two
                  to one (2.0:1), the LIBOR Rate Performance Percent will be one and four-tenths (1.40).

                           The  LIBOR   Rate   Performance   Percent   shall  be
                  determined based upon the most recent quarterly or annual financial statements of Borrowers provided pursuant to the Loan Agreement and shall remain in effect for the applicable Interest Period.

         3. The LIBOR Rate applicable to any Interest Period means the rate per annum quoted by Lender as its LIBOR Rate. The LIBOR
                  Rate shall be related to quotes for the London Interbank Offered Rate from the British Bankers Association Interest Settlement Rates, Lasser Marshall Inc., or other comparable services for the applicable Interest Period. This definition of LIBOR Rate is to be strictly interpreted and is not intended to serve any purpose other than providing an index to determine the interest rate used herein. The LIBOR Rate of Lender may not necessarily be the same as the quoted London Interbank Offered Rate quoted by any particular institution or service applicable to any Interest Period.

         4. Banking Business Day means any day other than a Saturday, Sunday or other day on which commercial banks in the State of Utah are authorized or required to close and a day on which dealings in dollar deposits are also carried on in the London Interbank market and banks are open for business in London.

         5.       Dollars  and the  sign  "$" mean  lawful  money of the  United
                  States.

         6. Interest Period means, with respect to any LIBOR Rate advance, the period commencing on the date such advance is made and ending, as the applicable Borrower may select, on the numerically corresponding day in the first, second, third, sixth, twelfth, twenty-fourth, thirty-sixth, forty-eighth, or sixtieth calendar month thereafter, except that each such Interest Period that commences on the last Banking Business Day of a calendar month (or on any day for which there is no numerically corresponding day in the appropriate subsequent calendar month) shall end on the last Banking Business Day of the appropriate subsequent calendar month; provided that all of the foregoing provisions relating to Interest Periods are subject to the following:

                           (a) No Interest Period may extend beyond the termination of the Loan Agreement;

                           (b) No Interest Period may extend beyond the aforesaid Maturity Date or such later date to which it is extended; and



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

                           (c) If an Interest Period would end on a day that is not a Banking Business Day, such Interest Period shall be extended to the next Banking Business Day unless such Banking Business Day would fall in the next calendar month, in which event such Interest Period shall end on the immediately preceding Banking Business Day.

         7. Notwithstanding any other provision in this Replacement Promissory Note, if the adoption of any applicable law, rule, or regulation, or any change therein, or any change in the interpretation or administration thereof by any governmental authority, central bank, or comparable agency charged with the interpretation or administration thereof, or compliance by Lender with any request or directive (whether or not having the force of law) of any such authority, central bank, or comparable agency shall make it unlawful or impossible for Lender to maintain or fund advances based on the LIBOR Rate, then upon notice to Borrowers by Lender the outstanding principal amount of the advances based on the LIBOR Rate, together with interest accrued thereon, shall, at the election of Lender, be (1) immediately converted to an advance based on Prime Rate; (2) repaid immediately upon demand of Lender if such change or compliance with such request, in the judgment of Lender, requires immediate repayment; or (3) repaid at the expiration of the last Interest Period to expire before the effective date of any such change or request.

         8. Notwithstanding anything to the contrary herein, if Lender determines (which determination shall be conclusive) that:

                           (a) Quotations of interest rates for the relevant deposits referred to in the definition of LIBOR Rate are not being provided in the relevant amounts or for the relative maturities for purposes of determining the LIBOR Rate; or

                           (b) The LIBOR Rate does not accurately cover the cost to Lender of making or maintaining advances based on the LIBOR Rate, then Lender may give notice thereof to Borrowers, whereupon until Lender notifies Borrowers that the circumstances giving rise to such suspension no longer exist,
                  (1) the obligation of Lender to make advances based on the LIBOR Rate shall be suspended; and (2) Borrowers shall repay in full the then outstanding principal amount of each advance based on LIBOR Rate together with accrued interest thereon, on the last day of the then current Interest Period applicable to such advance, or, at Borrowers' option, convert the advances based on LIBOR Rate to advances based on Prime Rate on the last day of the then current Interest Period applicable to such advance.
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

         On or before the last day of the applicable Interest Period for which an advance has been made, the applicable Borrower shall specify whether the outstanding balance owing on the advance shall bear interest after the applicable Interest Period based on the Prime Rate or the LIBOR Rate and, if the LIBOR Rate is selected, the applicable Interest Period. The specification made by such Borrower may not be changed without consent of Lender. If no specification is made by such Borrower, the advance shall bear interest based on the Prime Rate.


         Principal and interest on advances based on the Prime Rate shall be payable as follows: Interest accrued is to be paid monthly commencing September 1, 1999 and on the same day of each month thereafter. All principal and unpaid interest shall be paid in full on July 31, 2005.

         Principal and interest on advances based on the LIBOR Rate shall be payable as follows: Interest accrued is to be paid monthly commencing September 1, 1999 and on the same day of each month thereafter and on the last day of the Interest Period. All principal and unpaid interest shall be paid in full upon the earlier of maturity of the applicable Interest Period or July 31, 2005.

         As to all advances, whether based on the Prime Rate or the LIBOR Rate:

         1. Interest shall accrue from the date of disbursement of the principal amount or portion thereof until paid, both before and after judgment, in accordance with the terms set forth herein.

         2. All payments shall be applied first to accrued interest and the remainder, if any, to principal. Lender may apply payments to Prime Rate based or LIBOR Rate based advances in any order determined by Lender in its sole discretion.

         3. Notwithstanding anything to the contrary herein, all principal and unpaid interest shall be paid in full on July 31, 2005.

         4. Upon default in payment of any principal or interest when due, whether due at stated maturity, by acceleration, or otherwise, all outstanding principal shall bear interest at a default rate from the date when due until paid, both before and after judgment, which default rate shall be three percent (3.0%) per annum above the Prime Rate.

         If, at any time prior to the maturity of this Replacement Promissory Note, this Replacement Promissory Note shall have a zero balance owing, this Replacement Promissory Note shall not be deemed satisfied or terminated but shall remain in full force and effect for future draws unless terminated upon other grounds.

         Borrowers may prepay all or any portion of all Prime Rate based advances at any time without penalty. Any prepayment of a LIBOR Rate based advance shall be subject to a prepayment fee if the Original LIBOR Rate is greater than the Current LIBOR Rate on the prepayment date. The prepayment fee shall be an amount equal to the prepaid principal amount multiplied by the product of the Original LIBOR Rate less the Current LIBOR Rate multiplied by the number of years and fractional portion of a year remaining until maturity of the Interest Period. Current LIBOR Rate means the LIBOR Rate in effect on the date the prepayment is made for the Interest Period from that prepayment date to the date of maturity of the Interest Period. Original LIBOR Rate means the LIBOR Rate in effect on the date the LIBOR Rate based advance which is being prepaid was made for the Interest Period selected by the applicable Borrower for that advance. Any prepayment received by Lender after 2:00 p.m. mountain standard or daylight time (whichever is in effect on the date the prepayment is received) shall be deemed received on the following Banking Business Day.

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

         This Replacement Promissory Note is made in accordance with the Loan Agreement and is secured by the collateral identified in and contemplated by the Loan Agreement.

         If default occurs in the payment of any principal or interest when due, or if any Event of Default (as defined in the Loan Agreement) occurs under the Loan Agreement, time being the essence hereof, then the entire unpaid balance, with interest as aforesaid, shall, at the election of the holder hereof and without notice of such election, become immediately due and payable in full.

         If this Replacement Promissory Note becomes in default or payment is accelerated, Borrowers agree to pay to the holder hereof all collection costs, including reasonable attorney fees and legal expenses, in addition to all other sums due hereunder.

         This Replacement Promissory Note is issued in replacement of the promissory note dated August 11, 1999 issued by the Borrowers to Lender in the original principal amount of $28,000,000.00.

         All obligations of Borrowers under this Replacement Promissory Note shall be joint and several.

         Borrowers and all endorsers, sureties and guarantors hereof hereby jointly and severally waive presentment for payment, demand, protest, notice of protest, notice of protest and of non- payment and of dishonor, and consent to extensions of time, renewal, waivers or modifications without notice and further consent to the release of any collateral or any part thereof with or without substitution.

                                   Borrowers:

                                   Merit Medical Systems, Inc.


                                   By:
                                   Title:


                                   Merit Holdings, Inc.


                                   By:
                                   Title:


                                   Sentir Semiconductor, Inc.


                                   By:
                                   Title:


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